Exhibit 99.1

Sonic Automotive, Inc. Announces Fourth Quarter and Year-End 2008 Results

CHARLOTTE, N.C. – March 31, 2009 – Sonic Automotive, Inc. (NYSE: SAH), a leader in automotive retailing, today announced a fourth quarter 2008 loss from continuing operations of $658.8 million, or $16.43 per diluted share, compared to income from continuing operations of $26.8 million, or $0.62 per diluted share, in the prior year period.

For the full year 2008, the Company recorded a loss from continuing operations of $634.1 million, or $15.71 per diluted share, compared to income from continuing operations of $98.2 million, or $2.17 per diluted share, for the full year 2007.

After adjusting for the charges which are more fully described in the attached tables, the Company had a loss from continuing operations of $4.8 million, or $0.12 per diluted share, for the fourth quarter 2008 and income from continuing operations of $42.2 million, or $1.05 per diluted share, for the full year 2008.

Scott Smith, the Company’s President and Chief Strategic Officer, stated, “Due to the current market conditions and the resulting decline in our stock price, we were required under accounting rules to record non-cash goodwill and franchise impairment charges this quarter. This non-cash charge has no impact on the covenant calculations under our credit facility.”

Mr. Smith continued, “We are operating in one of the most challenging economic environments in automotive retailing history. The disruption in the credit markets, increases in unemployment, and the resulting declines in consumer confidence have caused industry-wide new vehicle sales levels to decline dramatically. To respond to these challenges in the new vehicle sales environment, we are focusing on the other core pieces of our business including used vehicles and parts and service. We are seeing promising improvements in these areas in the early part of 2009. We also continue to focus on the cost side of the business and have implemented cost reductions which we project to yield approximately $125 million in annual savings. We envision the macro-economic environment and the automotive retailing business will continue to be challenging in 2009. As a result, we have determined it is not feasible to provide reliable 2009 earnings guidance at this time.”

Presentation materials for the Company’s earnings conference call at 11:00 A.M. (Eastern) on April 1, 2009 can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “For Investors” tab and choosing “Webcasts & Presentations” on the right side of the screen.

To access the live broadcast of the conference call over the Internet go to: www.sonicautomotive.com.

A live audio of the conference call will be accessible to the public by calling (877) 791-3416. International callers dial (706) 643-0958. Callers should dial in approximately 10 minutes before the call begins.

A conference call replay will be available one hour following the call for seven days and can be accessed by calling: (800) 642-1687 (domestic) or (706) 645-9291 (international), conference call ID #85024968.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 300 company based in Charlotte, N.C., is one of the largest automotive retailers in the United States operating 164 franchises. Sonic can be reached on the Web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to cost reduction plans and the 2009 economic outlook. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions, risks associated with acquisitions and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Company does not undertake any obligation to update forward-looking information.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share, unit data and percentage amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Revenues
New retail vehicles	$650,765	$996,684	$3,245,451	$3,851,589
Fleet vehicles	27,647	58,129	192,386	224,802
Total new vehicles	678,412	1,054,813	3,437,837	4,076,391
Used vehicles	271,432	316,560	1,213,263	1,200,154
Wholesale vehicles	36,645	74,547	235,110	326,540

Total vehicles	986,489	1,445,920	4,886,210	5,603,085
Parts, service and collision repair	237,775	248,301	983,259	973,233
Finance, insurance and other	31,342	46,054	165,307	181,053

Total revenues	1,255,606	1,740,275	6,034,776	6,757,371
Total gross profit	211,687	269,093	985,539	1,066,084
SG&A expenses	(195,014)	(194,834)	(815,083)	(790,221)
Impairment charges	(789,944)	(269)	(811,784)	(958)
Depreciation	(8,997)	(5,918)	(31,680)	(22,576)

Operating income	(782,268)	68,072	(673,008)	252,329
Interest expense, floor plan	(9,620)	(13,703)	(38,263)	(54,143)
Interest expense, other	(14,833)	(10,146)	(54,430)	(36,411)
Other (expense) / income	650	(37)	726	44

Income / (loss) from continuing operations before taxes	(806,071)	44,186	(764,975)	161,819
Income taxes	147,287	(17,379)	130,848	(63,621)

Income / (loss) from continuing operations	(658,784)	26,807	(634,127)	98,198
Discontinued operations:
Income / (loss) from operations and the sale of discontinued franchises	(22,148)	(3,087)	(55,954)	809
Income tax benefit / (expense)	(4,665)	(684)	4,154	(3,505)
Loss from discontinued operations	(26,813)	(3,771)	(51,800)	(2,696)

Net income/ (loss)	$(685,597)	$23,036	$(685,927)	$95,502

Diluted:
Weighted average common shares outstanding	40,087	44,894	40,356	46,941
Earnings / (loss) per share from continuing operations	($16.43)	$0.62	($15.71)	$2.17
Loss per share from discontinued operations	($0.67)	($0.08)	($1.29)	($0.04)
Earnings / (loss) per share	($17.10)	$0.54	($17.00)	$2.13
Gross Margin Data (Continuing Operations):
Retail new vehicles	6.8%	7.3%	7.1%	7.5%
Fleet vehicles	1.8%	0.7%	1.3%	0.8%
Total new vehicles	6.6%	7.0%	6.8%	7.1%
Used vehicles retail	7.0%	8.4%	8.5%	9.1%
Total vehicles retail	6.7%	7.3%	7.2%	7.6%
Wholesale vehicles	(6.9%)	(2.3%)	(2.8%)	(1.4%)
Parts, service and collision repair	50.1%	50.3%	49.8%	50.4%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	16.9%	15.5%	16.3%	15.8%
SG&A Expenses (Continuing Operations):
Personnel	$98,214	$108,170	$443,669	$447,704
Advertising	10,556	14,998	50,866	55,849
Facility rent	21,316	21,771	85,260	85,840
Other	64,928	49,895	235,288	200,828

Total	$195,014	$194,834	$815,083	$790,221
SG&A Expenses as % of Gross Profit
Personnel	46.4%	40.2%	45.0%	42.0%
Advertising	5.0%	5.6%	5.2%	5.2%
Facility rent	10.1%	8.1%	8.7%	8.1%
Other	30.7%	18.6%	23.9%	18.8%

Total	92.1%	72.4%	82.7%	74.1%
Operating Margin %	(62.3%)	3.9%	(11.2%)	3.7%

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Unit Data (Continuing Operations):
New retail units	18,565	27,657	94,570	111,171
Fleet units	1,087	2,073	7,618	9,341
New units	19,652	29,730	102,188	120,512
Used units	13,796	15,027	60,124	58,861
Total units retailed	33,448	44,757	162,312	179,373
Wholesale units	5,489	8,239	30,035	35,631
Average price per unit:
New retail vehicles	$35,053	$36,037	$34,318	$34,646
Fleet vehicles	25,434	28,041	25,254	24,066
Total new vehicles	34,521	35,480	33,642	33,826
Used vehicles	19,675	21,066	20,179	20,390
Wholesale vehicles	6,676	9,048	7,828	9,164
Other Data:
Same store revenue percentage changes:
New retail	(35.1%)		(19.3%)
Fleet	(52.4%)		(25.5%)
Total New Vehicles	(36.1%)		(19.7%)
Used	(14.6%)		(2.2%)
Parts, service and collision repair	(4.7%)		(2.2%)
Finance, insurance and other	(31.1%)		(10.2%)
Total	(28.2%)		(14.3%)

	12/31/2008	12/31/2007
Balance Sheet Data:
ASSETS
Current Assets:
Cash and cash equivalents	$6,971	$16,514
Receivables, net	247,025	347,309
Inventories	916,837	1,093,017
Assets held for sale	406,576	87,342
Other current assets	16,822	35,879
Total current assets	1,594,231	1,580,061
Property and Equipment, Net	369,892	286,591
Goodwill, Net	327,007	1,276,074
Other Intangibles, Net	82,328	111,342
Other Assets	37,243	28,676

TOTAL ASSETS	$2,410,701	$3,282,744

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Floor plan notes payable	$921,023	$1,125,670
Other current liabilities	277,938	247,658
Liabilities associated with assets held for sale	199,482	48,592
Current maturities of long-term debt	751,337	4,197

Total current liabilities	2,149,780	1,426,117
LONG-TERM DEBT	—	697,800
OTHER LONG-TERM LIABILITIES	71,132	83,829
DEFERRED INCOME TAXES	—	144,170
STOCKHOLDERS’ EQUITY	189,789	930,828

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,410,701	$3,282,744

Balance Sheet Ratios:
Current Ratio	0.74	1.11
Debt to Total Capital, Net of Cash	79.7%	42.4%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share, unit data and percentage amounts)

	Twelve Months Ended			Twelve Months Ended
	As Reported 12/31/2008	Adjustments	As Adjusted 12/31/2008	As Reported 12/31/2007	Adjustments	As Adjusted 12/31/2007
Revenues
New retail vehicles	$3,245,451	$—	$3,245,451	$3,851,589	$—	$3,851,589
Fleet vehicles	192,386	—	192,386	224,802	—	224,802
Total new vehicles	3,437,837	—	3,437,837	4,076,391	—	4,076,391
Used vehicles	1,213,263	—	1,213,263	1,200,154	—	1,200,154
Wholesale vehicles	235,110	—	235,110	326,540	—	326,540

Total vehicles	4,886,210	—	4,886,210	5,603,085	—	5,603,085
Parts, service and collision repair	983,259	—	983,259	973,233	—	973,233
Finance, insurance and other	165,307	—	165,307	181,053	—	181,053

Total revenues	6,034,776	—	6,034,776	6,757,371	—	6,757,371
Total gross profit	985,539	—	985,539	1,066,084	—	1,066,084
SG&A expenses	(815,083)	18,280	(796,803)	(790,221)	1,046	(789,175)
Impairment charges	(811,784)	811,784	—	(958)	958	—
Depreciation	(31,680)	—	(31,680)	(22,576)	—	(22,576)

Operating income	(673,008)	830,064	157,056	252,329	2,004	254,333
Interest expense, floor plan	(38,263)	—	(38,263)	(54,143)	—	(54,143)
Interest expense, other	(54,430)	—	(54,430)	(36,411)	—	(36,411)
Other (expense) / income	726	—	726	44	—	44

Income / (loss) from continuing operations before taxes	(764,975)	830,064	65,089	161,819	2,004	163,823
Income taxes	130,848	(153,691)	(22,843)	(63,621)	(419)	(64,040)

Income / (loss) from continuing operations	(634,127)	676,373	42,246	98,198	1,585	99,783
Discontinued operations:				—		—
Income / (loss) from operations and the sale of discontinued franchises	(55,954)	55,529	(425)	809	7,398	8,207
Income tax benefit / (expense)	4,154	(4,286)	(132)	(3,505)	(1,960)	(5,465)
Loss from discontinued operations	(51,800)	51,243	(557)	(2,696)	5,438	2,742

Net income/ (loss)	$(685,927)	$727,616	$41,689	$95,502	$7,023	$102,525

Diluted:
Weighted average common shares outstanding	40,356	40,356	40,356	46,941	46,941	46,941
Earnings / (loss) per share from continuing operations	($15.71)	$16.76	$1.05	$2.17	$0.03	$2.20
Earnings / (loss) per share from discontinued operations	($1.29)	$1.27	($0.02)	($0.04)	$0.12	$0.08

Earnings / (loss) per share	($17.00)	$18.03	$1.03	$2.13	$0.15	$2.28

Gross Margin Data (Continuing Operations):
Retail new vehicles	7.1%	0.0%	7.1%	7.5%	0.0%	7.5%
Fleet vehicles	1.3%	0.0%	1.3%	0.8%	0.0%	0.8%
Total new vehicles	6.8%	0.0%	6.8%	7.1%	0.0%	7.1%
Used vehicles retail	8.5%	0.0%	8.5%	9.1%	0.0%	9.1%
Total vehicles retail	7.2%	0.0%	7.2%	7.6%	0.0%	7.6%
Wholesale vehicles	(2.8%)	0.0%	(2.8%)	(1.4%)	0.0%	(1.4%)
Parts, service and collision repair	49.8%	0.0%	49.8%	50.4%	0.0%	50.4%
Finance, insurance and other	100.0%	0.0%	100.0%	100.0%	0.0%	100.0%
Overall gross margin	16.3%	0.0%	16.3%	15.8%	0.0%	15.8%
SG&A Expenses (Continuing Operations):
Personnel	$443,669	$—	$443,669	$447,704	$—	$447,704
Advertising	50,866	—	50,866	55,849	—	$55,849
Facility rent	85,260	—	85,260	85,840	—	$85,840
Other	235,288	(18,280)	217,008	200,828	(1,046)	$199,782

Total	$815,083	$(18,280)	$796,803	$790,221	$(1,046)	$789,175
SG&A Expenses as % of Gross Profit
Personnel	45.0%	0.0%	45.0%	42.0%	0.0%	42.0%
Advertising	5.2%	0.0%	5.2%	5.2%	0.0%	5.2%
Facility rent	8.7%	0.0%	8.7%	8.1%	0.0%	8.1%
Other	23.9%	(1.8%)	22.1%	18.8%	(0.1%)	18.7%
Total	82.7%	(1.8%)	80.9%	74.1%	(0.1%)	74.0%
Operating Margin %	(11.2%)	13.8%	2.6%	3.7%	0.0%	3.8%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share, unit data and percentage amounts)

	Three Months Ended			Three Months Ended
	As Reported 12/31/2008	Adjustments	As Adjusted 12/31/2008	As Reported 12/31/2007	Adjustments	As Adjusted 12/31/2007
Revenues
New retail vehicles	$650,765	$—	$650,765	$996,684	$—	$996,684
Fleet vehicles	27,647	—	27,647	58,129	—	58,129
Total new vehicles	678,412	—	678,412	1,054,813	—	1,054,813
Used vehicles	271,432	—	271,432	316,560	—	316,560
Wholesale vehicles	36,645	—	36,645	74,547	—	74,547

Total vehicles	986,489	—	986,489	1,445,920	—	1,445,920
Parts, service and collision repair	237,775	—	237,775	248,301	—	248,301
Finance, insurance and other	31,342	—	31,342	46,054	—	46,054

Total revenues	1,255,606	—	1,255,606	1,740,275	—	1,740,275
Total gross profit	211,687	—	211,687	269,093	—	269,093
SG&A expenses	(195,014)	3,900	(191,114)	(194,834)	267	(194,567)
Impairment charges	(789,944)	789,944	—	(269)	269	—
Depreciation	(8,997)	—	(8,997)	(5,918)	—	(5,918)

Operating income	(782,268)	793,844	11,576	68,072	536	68,608
Interest expense, floor plan	(9,620)	—	(9,620)	(13,703)	—	(13,703)
Interest expense, other	(14,833)	—	(14,833)	(10,146)	—	(10,146)
Other (expense) / income	650	—	650	(37)	—	(37)

Income / (loss) from continuing operations before taxes	(806,071)	793,844	(12,227)	44,186	536	44,722
Income taxes	147,287	(139,891)	7,396	(17,379)	156	(17,223)

Income / (loss) from continuing operations	(658,784)	653,953	(4,831)	26,807	692	27,499
Discontinued operations:				—		—
Income / (loss) from operations and the sale of discontinued franchises	(22,148)	21,586	(562)	(3,087)	1,440	(1,647)
Income tax benefit / (expense)	(4,665)	7,628	2,963	(684)	375	(309)

Loss from discontinued operations	(26,813)	29,214	2,401	(3,771)	1,815	(1,956)

Net income/ (loss)	$(685,597)	$683,167	$(2,430)	$23,036	$2,507	$25,543

Diluted:
Weighted average common shares outstanding	40,087	40,087	40,087	44,894	44,894	44,894
Earnings / (loss) per share from continuing operations	($16.43)	$16.31	($0.12)	$0.62	$0.02	$0.64
Earnings / (loss) per share from discontinued operations	($0.67)	$0.73	$0.06	($0.08)	$0.04	($0.04)

Earnings / (loss) per share	($17.10)	$17.04	($0.06)	$0.54	$0.06	$0.60

Gross Margin Data (Continuing Operations):
Retail new vehicles	6.8%	0.0%	6.8%	7.3%	0.0%	7.3%
Fleet vehicles	1.8%	0.0%	1.8%	0.7%	0.0%	0.7%
Total new vehicles	6.6%	0.0%	6.6%	7.0%	0.0%	7.0%
Used vehicles retail	7.0%	0.0%	7.0%	8.4%	0.0%	8.4%
Total vehicles retail	6.7%	0.0%	6.7%	7.3%	0.0%	7.3%
Wholesale vehicles	(6.9%)	0.0%	(6.9%)	(2.3%)	0.0%	(2.3%)
Parts, service and collision repair	50.1%	0.0%	50.1%	50.3%	0.0%	50.3%
Finance, insurance and other	100.0%	0.0%	100.0%	100.0%	0.0%	100.0%
Overall gross margin	16.9%	0.0%	16.9%	15.5%	0.0%	15.5%
SG&A Expenses (Continuing Operations):
Personnel	$98,214	$—	$98,214	$108,170	$—	$108,170
Advertising	10,556	—	10,556	14,998	—	$14,998
Facility rent	21,316	—	21,316	21,771	—	$21,771
Other	64,928	(3,900)	61,028	49,895	(267)	$49,628

Total	$195,014	$(3,900)	$191,114	$194,834	$(267)	$194,567
SG&A Expenses as % of Gross Profit
Personnel	46.4%	0.0%	46.4%	40.2%	0.0%	40.2%
Advertising	5.0%	0.0%	5.0%	5.6%	0.0%	5.6%
Facility rent	10.1%	0.0%	10.1%	8.1%	0.0%	8.1%
Other	30.7%	(1.8%)	28.8%	18.6%	(0.1%)	18.5%
Total	92.1%	(1.8%)	90.3%	72.4%	(0.1%)	72.3%
Operating Margin %	(62.3%)	63.2%	0.9%	3.9%	0.0%	3.9%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share, unit data and percentage amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
(amounts in thousands)
SG&A expenses as Reported	$(195,014)	$(194,834)	$(815,083)	$(790,221)
Adjustments:
Hurricane and hail related expenses	—	—	8,000	—
Lease exit and other accruals	3,900	267	10,280	1,046
Total Adjustments	3,900	267	18,280	1,046

SG&A expenses as Adjusted	$(191,114)	$(194,567)	$(796,803)	$(789,175)

Impairment charges as Reported	$(789,944)	$(269)	$(811,784)	$(958)
Adjustments:
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	—	786,463	—
Franchise agreement and other asset impairment charges	—	—	8,900	—
Total Adjustments	789,944	269	811,784	958

Impairment charges as Adjusted	$—	$—	$—	$—

Operating income as Reported	$(782,268)	$68,072	$(673,008)	$252,329
Adjustments:
Hurricane and hail related expenses	—	—	8,000	—
Lease exit and other accruals	3,900	267	10,280	1,046
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	—	786,463	—
Franchise agreement and other asset impairment charges	—	—	8,900	—
Total Adjustments	793,844	536	830,064	2,004

Operating income as Adjusted	$11,576	$68,608	$157,056	$254,333

Income / (loss) from continuing operations before taxes as Reported	$(806,071)	$44,186	$(764,975)	$161,819
Adjustments:
Hurricane and hail related expenses	—	—	8,000	—
Lease exit and other accruals	3,900	267	10,280	1,046
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	—	786,463	—
Franchise agreement and other asset impairment charges	—	—	8,900	—
Total Adjustments	793,844	536	830,064	2,004
Income / (loss) from continuing operations before taxes as Adjusted	$(12,227)	$44,722	$65,089	$163,823

Income taxes as Reported	$147,287	$(17,379)	$130,848	$(63,621)

Adjustments:
Hurricane and hail related expenses	—	—	(3,048)	—
Lease exit and other accruals	(1,486)	(105)	(3,917)	(410)
Property impairment charges	(1,326)	(105)	(6,256)	(375)
Goodwill impairment charges	(239,787)	—	(239,787)	—
Franchise agreement and other asset impairment charges	—	—	(3,391)	—
Valuation allowance	102,708	366	102,708	366
Total Adjustments	(139,891)	156	(153,691)	(419)

Income taxes as Adjusted	$7,396	$(17,223)	$(22,843)	$(64,040)

Income / (loss) from continuing operations as Reported	$(658,784)	$26,807	$(634,127)	$98,198
Adjustments:
Hurricane and hail related expenses	—	—	4,952	—
Lease exit and other accruals	2,414	162	6,363	636
Property impairment charges	2,155	164	10,165	583
Goodwill impairment charges	546,676	—	546,676	—
Franchise agreement and other asset impairment charges	—	—	5,509	—
Valuation allowance	102,708	366	102,708	366
Total Adjustments	653,953	692	676,373	1,585

Income / (loss) from continuing operations as Adjusted	$(4,831)	$27,499	$42,246	$99,783

Income / (loss) from operations and the sale of discontinued franchises as Reported	$(22,148)	$(3,087)	$(55,954)	$809
Adjustments:
Lease exit and other accruals	1,594	1,440	15,968	2,324
Property impairment charges	664	—	8,530	1,974
Goodwill impairment charges	10,862	—	10,862	—
Franchise agreement and other asset impairment charges	8,466	—	18,266	3,100
Favorable lease asset impairment charges	—	—	1,903	—
Total Adjustments	21,586	1,440	55,529	7,398

Income / (loss) from operations and the sale of discontinued franchises as Adjusted	$(562)	$(1,647)	$(425)	$8,207

Discontinued Operations income tax benefit / (expense) as Reported	$(4,665)	$(684)	$4,154	$(3,505)
Adjustments:
Lease exit and other accruals	(559)	(564)	(5,605)	(911)
Property impairment charges	(233)	—	(2,994)	(774)
Goodwill impairment charges	(924)	—	(924)	—
Franchise agreement and other asset impairment charges	(2,972)	—	(6,411)	—
Favorable lease asset impairment charges	—	—	(668)	(1,214)
Valuation allowance	12,316	939	12,316	939
Total Adjustments	7,628	375	(4,286)	(1,960)

Discontinued Operations income tax benefit / (expense) as Adjusted	$2,963	$(309)	$(132)	$(5,465)

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(in thousands, except per share, unit data and percentage amounts)

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
(amounts in thousands)
Loss from discontinued operations as Reported	$(26,813)	$(3,771)	$(51,800)	$(2,696)
Adjustments:
Lease exit and other accruals	1,035	876	10,363	1,413
Property impairment charges	431	—	5,536	1,200
Goodwill impairment charges	9,938	—	9,938	—
Franchise agreement and other asset impairment charges	5,494	—	11,855	3,100
Favorable lease asset impairment charges	—	—	1,235	(1,214)
Valuation allowance	12,316	939	12,316	939
Total Adjustments	29,214	1,815	51,243	5,438

Loss from discontinued operations as Adjusted	$2,401	$(1,956)	$(557)	$2,742

Net income / (loss) as Reported	$(685,597)	$23,036	$(685,927)	$95,502
Adjustments:
Hurricane and hail related expenses	—	—	4,952	—
Lease exit and other accruals	3,449	1,038	16,726	2,049
Property impairment charges	2,586	164	15,701	1,783
Goodwill impairment charges	556,614	—	556,614	—
Franchise agreement and other asset impairment charges	5,494	—	17,364	1,886
Favorable lease asset impairment charges	—	—	1,235	—
Valuation allowance	115,024	1,305	115,024	1,305
Total Adjustments	683,167	2,507	727,616	7,023

Net income / (loss) as Adjusted	$(2,430)	$25,543	$41,689	$102,525

Earnings / (loss) per share from continuing operations as Reported	$(16.43)	$0.62	$(15.71)	$2.17
Adjustments:
Hurricane and hail related expenses	—	—	0.12	—
Lease exit and other accruals	0.06	—	0.16	0.01
Property impairment charges	0.05	0.01	0.25	0.01
Goodwill impairment charges	13.64	—	13.55	—
Franchise agreement and other asset impairment charges	—	—	0.13	—
Valuation allowance	2.56	0.01	2.55	0.01
Total Adjustments	16.31	0.02	16.76	0.03

Earnings / (loss) per share from continuing operations as Adjusted	$(0.12)	$0.64	$1.05	$2.20

Earnings / (loss) per share from discontinued operations as Reported	$(0.67)	$(0.08)	$(1.29)	$(0.04)
Adjustments:
Lease exit and other accruals	0.03	0.02	0.26	0.03
Property impairment charges	0.01	—	0.14	0.03
Goodwill impairment charges	0.25	—	0.25	—
Franchise agreement and other asset impairment charges	0.14	—	0.29	0.07
Favorable lease asset impairment charges	—	—	0.03	(0.03)
Valuation allowance	0.30	0.02	0.30	0.02
Total Adjustments	0.73	0.04	1.27	0.12

Earnings / (loss) per share from discontinued operations as Adjusted	$0.06	$(0.04)	$(0.02)	$0.08

Earnings / (loss) per share as Reported	$(17.10)	$0.54	$(17.00)	$2.13
Adjustments:
Hurricane and hail related expenses	—	—	0.12	—
Lease exit and other accruals	0.09	0.02	0.42	0.04
Property impairment charges	0.06	0.01	0.39	0.04
Goodwill impairment charges	13.88	—	13.79	—
Franchise agreement and other asset impairment charges	0.14	—	0.43	0.07
Favorable lease asset impairment charges	—	—	0.03	(0.03)
Valuation allowance	2.87	0.03	2.85	0.03
Total Adjustments	17.04	0.06	18.03	0.15

Earnings / (loss) per share as Adjusted	$(0.06)	$0.60	$1.03	$2.28